Exhibit 99.1

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Review of Business Strategy and Results

1st Quarter 2005

[LOGO]	www.FieldstoneInvestment.com

As of May 4, 2005

Business Summary	[LOGO]

•                  Fieldstone Investment Corporation: (NASDAQ: FICC): REIT

•                  Building a portfolio of non-conforming loans on-balance sheet:

•                  $5.1 billion at March 31, 2005 with an average FICO of 651

•                  Issued $5.0 billion of MBS to match-fund portfolio for life of loans

•                  Paid $1.09 of pre-tax dividends to shareholders for 2004

•                  Paid 1st Quarter 2005 dividend of $0.47

•                  Fieldstone Mortgage Company: Taxable REIT Subsidiary

•                  Performs loan origination and underwriting

•                  $6.2 billion of non-conforming loans in 2004

•                  $1.3 billion of conforming loans in 2004

•                  Opened 4 regional non-conforming operation centers in 2004

•                  Manage the quality of loans for REIT portfolio

•                  Sell non-conforming fixed rate, 2nds and certain hybrid loans, and all conforming loans

•                  Interim servicer for loans held for sale

•                  Can retain any after-tax earnings from loan sales to generate capital internally

*As of May 4, 2005*

Fieldstone’s Financial Highlights

Core Earnings (thousands, except per share data)

	4Q 2004	1Q 2005
NIM after provision	$44,362	$43,693
Net cash settlements	(3,459)	(286)
Core NIM	40,903	43,407

Other income (excludes MTM)	816	393
Gain on sale	10,791	9,669
Total revenue	52,510	53,469

SG&A	34,557	32,934
Core net income before taxes	17,953	20,535

Tax (expense) benefit	572	941
Core net income	$18,525	$21,476

Core EPS (diluted)	$0.37	$0.44

MTM swaps & caps	16,736	20,628

GAAP net income	$35,261	$42,104

GAAP EPS (diluted)	$0.72	$0.87

Investment Portfolio ($ millions)

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GAAP Revenue Components ($ thousands)

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ROA Analysis:
1Q 2005 Portfolio, Static ROA, and Life of Pool ROA

		Hypothetical ROA-Recent Securitization
	Existing Portfolio	ROA-Static Analysis	ROA-Life of Pool
	1Q 2005-Annualized	FMIT 2005-1	FMIT 2005-1
Avg. Balance of Portfolio	$4.84 billion	$7.0 Billion	$7.0 Billion
Interest Income:
Weighted Average Coupon	6.68%	6.96%	6.96%
ARM Margin Reset	—	—	0.91%
Prepayment Fee Income	0.56%	0.42%	0.57%
Deferred Origination Cost Amor.	(0.45)%	(0.45)%	(0.45)%
Total Interest Income (a)	6.79%	6.93%	7.99%

Funding Costs as% of Principal Balance:
30 day Libor & SWAP Net Cash Settlement	2.68%	3.32%	3.65%
Bond spread over LIBOR	0.40%	0.45%	0.45%
Deferred Issuance Cost Amor.	0.20%	0.18%	0.18%
Total Core Funding Costs (b)	3.28%	3.95%	4.28%

Net Interest Margin pre Loss Prov. (a-b)	3.51%	2.98%	3.71%

Loan Loss Provision	(0.37)%	(1.36)%	(1.36)%
Net Interest Margin net of Loss Prov.	3.14%	1.62%	2.35%

Servicing Costs	(0.23)%	(0.23)%	(0.23)%
Annualized Cost to Produce Amort.	(1.40)%	(0.69)%	(0.69)%
Total Costs	(1.63)%	(0.92)%	(0.92)%

ROA estimate	1.51%	0.70%	1.43%

Leverage (Target)		13.00	13.00

ROE estimate		13.8%	24.3%

Book Value Per Share		$11.64	$11.64
Indicated Earnings Per Share		$1.61	$2.83

Weighted Avg. Life of Loans (estim)		2.22	2.22

(*)         The above model is a non-GAAP presentation of economic components of our REIT portfolio, and is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

ROA Life of Pool Analysis: Forward Libor Curve

Multistage ROA / Forward LIBOR	1 Month LIBOR - Forward Curve as of 2/25/05		Origination Expns	2.63%	1.18%
Series 2005-1	6 Month LIBOR - Forward Curve as of 2/25/05		Life of Pool Loss	3.00%	1.35%
As of Deal Pricing	Lehman Cashflows		ARM Margin	5.78%
	120% PPC to Maturity: WAL=	2.22	Moody’s Loss Curve

Year	Origination	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Wtd Avg

Average Balance	1,000,000,000	885,782,125	582,390,264	284,070,967	163,026,540	94,258,572	54,238,630	31,073,549

Factor		88.58%	58.24%	28.41%	16.30%	9.43%	5.42%	3.11%

WAC (Averaged over each Year)	6.96%	6.96%	7.01%	9.57%	10.14%	10.33%	10.47%	10.61%	7.87%

Prepayment Fee Income		0.59%	1.07%	0.18%	0.00%	0.00%	0.00%	0.00%	0.57%
Deferred Origination Cost Amor. (GAAP)		(0.45)%	(0.45)%	(0.45)%	(0.45)%	(0.45)%	(0.45)%	(0.45)%	(0.45)%
Total Interest Income		7.10%	7.63%	9.30%	9.69%	9.88%	10.02%	10.16%	7.99%

Funding Costs as % of Principal Balance:
1-month LIBOR		3.54%	4.24%	4.22%	4.48%	4.60%	4.77%	4.92%
Net Cash Settlements - Swaps/Caps		(0.22)%	(0.92)%	0.00%	0.00%	0.00%	0.00%	0.00%
Libor Based Financing Costs		3.32%	3.32%	4.22%	4.48%	4.60%	4.77%	4.92%	3.65%

Bond spread over LIBOR		0.34%	0.42%	0.63%	0.68%	0.59%	0.53%	0.45%	0.45%
Deferred Issuance Cost Amor. (GAAP)		0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Total Funding Costs		3.84%	3.92%	5.02%	5.34%	5.37%	5.48%	5.55%	4.28%

Net Interest Margin Pre Loss Provision		3.26%	3.71%	4.27%	4.35%	4.51%	4.55%	4.61%	3.71%

Loan Loss Provision (% of Current Pool)		(0.37)%	(1.03)%	(2.51)%	(3.93)%	(4.54)%	(2.63)%	0.00%	(1.36)%
Net Interest Margin Net of Loss Provision		2.89%	2.68%	1.77%	0.41%	(0.02)%	1.92%	4.61%	2.35%

Servicing Costs		(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Upfront Origination Costs not capitalized for GAAP		(1.63)%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.69)%
Total Costs		(1.86)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.92)%

ROA estimate		1.03%	2.45%	1.54%	0.18%	(0.25)%	1.69%	4.38%	1.43%

Leverage (Target)									13
ROE estimate									24.25%

Percentage of Normalized Pool		42.28%	27.80%	13.56%	7.78%	4.50%	2.59%	1.48%	100.00%

#Non-GAAP analysis of Hybrid ARM Pool returns over time.

Non-Conforming Hybrid Mortgage - Initial Gross Interest Margin

2 Year Hybrid Initial Gross Interest Margin

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•                  Initial Coupon on 2 year hybrid mortgages will re-set after 24 months.

•                  Interest rate will reset to a “margin” of 5% to 6% over 6 month LIBOR.

•                  “Periodic cap” of 3% on the initial rate reset, then 1% each reset every six months. .

•      Source: Bloomberg

Hybrid Loans Funded with LIBOR Based Debt
Fieldstone Portfolio Hedging Program

Portfolio Weighted Average Swap Rate vs. Forward LIBOR Curve

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Corporate Structure and Strategy

Fieldstone Investment Corporation

Mortgage REIT on NASDAQ: FICC

$5.1 billion portfolio of loans originated by Fieldstone

$569 million equity: leverage portfolio by issuance of asset-backed securities

100% ownership

Fieldstone Mortgage Company

Taxable REIT Subsidiary

Established in 1995

Non-Conforming Division	Conforming Division

• Originated $6.2 billion in 2004	• Originated $1.3 billion in 2004

• Originated $1.1 billion in 1Q of 2005	• Originated $352 million in 1Q of 2005

• 652 Average credit score	• Originating via wholesale (78%) and retail (22%) channels
• Originating via wholesale (88%) and retail (12%) channels
• All product sold via whole loan sales
• 66% funded by REIT for investment portfolio

Non-Conforming Divisions

[GRAPHIC]

Missouri Offices:	Iowa Offices:
Independence	Davenport
Springfield	Cedar Rapids
St. Louis	Des Moines

Quarterly Originations

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Portfolio Strategy

•                  Originate high quality non-conforming ARM loans for REIT portfolio

•                  2/28 hybrid ARMs primarily

•                  651 average credit score

•                  Interest only 2/28 ARM loans, fully amortize after five years

•                  Reduced documentation and higher LTV at higher average credit score

•                  Finance portfolio with long-term securitization debt

•                  On-balance sheet financing

•                  No “gain on sale” non-cash gains on securitization

•                  Committed financing with strong asset-liability management

•                  Retain Fieldstone loans to assure quality and minimize cost basis

•                  Current Target portfolio size of $6 to $7 billion

Fieldstone Portfolio as of March 31, 2005

Collateral Characteristics

Average Credit Score	651

Hybrid Arms	99.4%

Average Coupon	6.9%

Gross Margin	5.7%

Prepayment Fee Coverage	86.8%

Full Income Documentation	46.3%

Interest Only Loans	61.3%

Weighted Average LTV	82.1%

-LTV>90%	3.3%

Weighted Average CLTV	92.5%

State Concentration-California	45.8%

Average Loan Size	$193,874

-Avg. Property Value	$240,142

-Avg. Property Value-CA	$356,470

Investment Portfolio Growth ($ millions)

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Credit Score Distribution

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Credit Risk Management-Risk-Based Pricing

Portfolio Composition - Risk-Based Pricing

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Weighted Average Coupon: 6.9%

Underwriting Philosophy

“Hardest place to deliver a bad loan”

•                  Rigorous appraisal review

•                  Detailed checklist

•                  AVM screening

•                  Reviews:

•                  Enhanced desk reviews

•                  National firm drive-by or 2nd full

•                  Borrower benefit analysis in writing on refinances

•                  Fieldscore and loan origination system edits

•                  Investigative underwriting in regional centers

•                  Quality Control department re-underwritings

•                  Investor and rating agency due diligence

•                  Results:

•                  Improved credit performance

•                  Predatory lending prevention

•                  Fraud deterrence due to process and reputation

Credit Risk Management

Credit Score by Income Documentation Level

1Q 2005 Non-Conforming Originations

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Servicing Strategy

•                  Fieldstone performs key loan set-up and initial quality control functions on all loans

•                  Highly rated sub-servicer: Chase Home Finance, LLC

•                  Fitch:  RPS1- and RSS1- (primarily subprime and special servicing, respectively)

•                  Moody’s:  SQ1 (subprime servicing)

•                  S&P: “STRONG” and on its select servicer list

•                  Wells Fargo Bank as:

•                  Master Servicer

•                  Bond Administrative Agent

•                  Servicer Oversight

•                  Ultimately, Fieldstone will look to build or acquire a significant servicing capacity

Portfolio Delinquency and Reserves

Portfolio Delinquency

Delinquency Status	Dec-04	% of UPB	Mar-05	% of UPB
Current	$4,424,418	93.44%	$4,768,154	93.65%
30 Days	230,787	4.87%	218,712	4.30%
60 Days	38,713	0.82%	41,156	0.81%
90 + Days	15,487	0.33%	19,606	0.39%
In Process of Foreclosure	25,658	0.54%	43,702	0.85%
Total	$4,735,062	100.00%	$5,091,330	100.00%

Total Delinquent (% of UPB)	6.56%		6.35%
60 + Days Delinquent (% of UPB)	1.69%		2.05%

Portfolio Reserve For Losses

	YTD-2004	1Q 2005
Beginning Balance	$2,078	$22,648
Plus: Provision	21,556	4,494
Less: Chargeoffs	(986)	(763)
Ending Balance	$22,648	$26,379

Loss reserve / total delinquencies	7.29%	8.16%
Loss reserve / 60+ days delinquent	28.36%	25.25%
Loss reserve / total portfolio	0.48%	0.52%

Loan Performance

FIC Static Pool Delinquency Analysis

60+ Days Delinquent (OTS Method)

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Prepayment Summary

1-month CPRs for 2003 Vintage

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1-month CPRs for 2004 Vintage

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Liquidity Risk Management

•                  Finance loans prior to securitization or sale with a diverse group of Wall Street and bank lenders under $2.0 billion of committed lines

•                  Use mortgage-backed securities (MBS) to finance REIT portfolio

•                  Provides long-term financing for portfolio without margin calls

•                  MBS market highly liquid

•                  Structure securitizations to cash flow NIM from month one

•                  Not issuing “NIM” securities

•                  Focus on issuing bonds rated BBB or higher

•                  Not reliant upon selling low rated and less liquid (BBB- or BB) bonds

•                  Highly efficient - weighted average bond spread of LIBOR + 35 bps on 2005-1 (to call)

[GRAPHIC]

Taxable Income

•                  Fieldstone’s 2004 REIT taxable income is approximately $63 mm, which differs from GAAP income:

2004
GAAP Income	$69.5

• GAAP loss reserves are not deductible for tax accounting	21.1

• Origination expenses recognized for GAAP are deferred for tax accounting	9.9

• Non-cash mark to market of swaps is recognized for GAAP but not for tax accounting	(22.1)

• TRS earnings not included in REIT income	(10.1)

• Other GAAP tax differences	(4.9)

Tax Income	$63.4

•                  Impact greatest as REIT investment portfolio is built

•                  After tax income of the TRS is not distributed to REIT shareholders until a dividend of TRS income is paid to the REIT

REIT Dividends

•                  Fieldstone intends to distribute to its shareholders all of its REIT taxable income

Fieldstone’s Dividend History

Quarter	Portfolio	Record Date	Dividend / Share
1Q	$2.1 billion	5-14-2004	$0.07

2Q	$3.2 billion	8-13-2004	$0.24

3Q	$4.1 billion	11-12-2004	$0.34

4Q	$4.8 billion	12-30-2004	$0.44

Total 2004			$1.09
1Q 2005	$5.1 billion	4-20-2005	$0.47

•                  Distribute each year not less than 85% of the year’s taxable income to avoid 4% excise tax

•                  Manage timing of distributions to reduce GAAP / tax differences

•                  100% of taxable income must be paid to shareholders prior to filing of tax return to avoid corporate level tax

•                  Must distribute at least 90% of taxable income to qualify as a REIT

Fieldstone’s Culture and Strategy

•                  Each employee takes personal accountability for the success of the Team

•                  Focus on long term relationships with market professionals where “value added” enables rational pricing and loan quality

•                  Fully integrated originator of and investor in quality mortgage loans in a tax-advantaged structure

•                  Experienced management team focused on:

•                  Quality of loans and operations

•                  Portfolio structured for stability in multiple rate environments

•                  Long-term value

Review of Business Strategy and Results

1st Quarter 2005

[LOGO]	www.FieldstoneInvestment.com